Exhibit 99.1

Endurance Specialty Holdings Ltd.

Merrill Lynch Insurance Investors Conference

February 14, 2005

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-
looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking
statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Overview

Return driven focus

Underwriting margin

Capital management

Specialized segment underwriting supported by centralized, leading edge technical resources

Diversification

Micro-cycle management

Data, analysis driven

Execution excellence

Endurance Strategy

Established one of the leading insurance/reinsurance markets in the industry

Global reinsurance

Bermuda based insurance products

Property insurance U.K./Europe

U.S. based specialty insurance

Management team with strong execution skills

Manages the key drivers of financial performance

Organic development of specialty lines of business

Strong capital management experience

Completed three value enhancing acquisitions without legacy risk

Delivering sustainable, industry leading returns on equity and increases in shareholder value

Generated a return on equity of 17% in 2003 and 19% in the first nine months of 2004

Goal is to generate 15%+ growth in book value throughout the P&C cycle

What We Have Achieved

What We Have Achieved (cont’d)

Exceeded all financial objectives in 2003 and in first nine months of 2004

            FY 2003               1st 9 months 2004

            ____________________         _____________________________

Gross premiums                            $ 1.6 billion                        $ 1.4 billion

Assets                                            $ 3.5 billion                         $ 4.9 billion

Shareholders’ equity                      $ 1.6 billion                         $ 1.8 billion

Net income                                    $263 million                     $242 million

Developed strong, technical, underwriting based culture

Built strong systems, controls, and infrastructure

Successfully executed three acquisitions

Implemented value-enhancing capital management initiatives

One of handful of companies to be upgraded by A.M. Best in 2003

“Positive Outlook” by Standard & Poor’s

Proven track record of significant

shareholder value creation

Our Value Creation Levers

Focus on profit, not revenue

Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills

Strong execution

Portfolio approach achieves capital efficiency and lower volatility of results

Scaleable systems

Proactively allocate capital by line of business to maximize return through changing market conditions

Underwriting & Strategy

Underwriting Philosophy

Philosophy that is disciplined, consistent
and embraced by underwriting teams

Strategy

Identify business segments with sufficient opportunities to apply expertise

Only underwrite risks that are susceptible to underwriting and actuarial analysis

Reallocate capital as different businesses become relatively less attractive

Culture

Understand the risk correlations within each segment and across portfolio to determine required margins

Identify risks within each segment that meet return thresholds

Apply technical resources at the front end to evaluate and select business

Control

Focus on target returns, not premiums

Monitor underwriting decisions on a live basis

Monitor emergence of results to corroborate assumptions

Severity Driven Risks

Property-Cat & Per Risk Treaty

Severity Driven Casualty Treaty

Excess Casualty

Professional Liability / E&O

Healthcare

Aviation

North American Direct Property

Underwriters: 37

Actuaries and Cat modelers: 16

Total Staff: 122

Non-U.S. Risks

International Property Treaty

International Casualty Treaty

European Direct Property

Marine and Energy

Underwriters: 23

Actuaries and Cat modelers: 6

Total Staff: 49

Frequency Driven Risks

Property Reinsurance

Casualty Reinsurance

Eight specialty reinsurance
segments

Underwriters: 35

Actuaries and Cat modelers: 12

Total Staff: 113

Endurance Specialty
Insurance Ltd.
(Bermuda)

Endurance Reinsurance
Corporation of America
(U.S.)

Endurance Worldwide
Insurance Limited
(U.K.)

Lines of Business: 1st Nine Months 2004 GPW = $1,439M

Risk Exposure: 1st Nine Months 2004 GPW = $1,439M

The Platforms and Business Lines

Other
Specialty
9%

Property
45%

Casualty
46%

Reinsurance
77%

Insurance
23%

Underwriting – Summary Results

($ in thousands)

1st Nine Months 2004 Underwriting Results

Gross Written Premiums

Net Earned Premiums

Unearned Prem. Reserves

GAAP Combined Ratio

Stat. Combined Ratio

Property

Per Risk

Treaty

$332,628

$271,502

$336,593

100.4

%

98.3

%

Property

Catastrophe

$230,885

$ 99,374

$175,259

48.1

%

47.3

%

Property

Individual

Risk

$85,454

$57,054

$74,266

68.4

%

67.2

%

Casualty

Treaty

$404,341

$337,005

$290,191

98.1

%

96.1

%

Casualty

Individual

Risk

$194,499

$122,264

$175,675

84.2

%

82.6

%

Aerospace

and Other

Specialty

$191,350

$146,142

$169,316

94.4

%

92.7

%

Total

$1,439,157

$1,033,341

$1,221,300

87.2

%

85.5

%

2003 Underwriting Results

Gross Written Premiums

Net Earned Premiums

GAAP Combined Ratio

Stat. Combined Ratio

$296,551

$469,290

93.9

%

91.2

%

$174,158

$183,594

38.5

%

37.7

%

$65,408

$85,863

58.6

%

56.7

%

$284,843

$390,265

97.5

%

95.7

%

$173,266

$214,392

89.1

%

87.8

%

$179,721

$258,593

99.5

%

98.2

%

$1,173,947

$1,601,997

84.7

%

83.5

%

Price Monitoring

Review of Expected Underwriting Ratios by Quarter

Direct - Property

0%

20%

40%

60%

80%

100%

120%

Q1-02

Q2-02

Q3-02

Q4-02

Q1-03

Q2-03

Q3-03

Q4-03

Q1-04

Q2-04

Q3-04

Quarter of Inception

Under-
writing
Ratio

U/W Ratio - Price Monitor [Actual]

U/W Ratio - Price Monitor [Smoothed]

Review of Expected Underwriting Ratios by Quarter

Direct - Excess Casualty

0%

20%

40%

60%

80%

100%

120%

Q1-02

Q2-02

Q3-02

Q4-02

Q1-03

Q2-03

Q3-03

Q4-03

Q1-04

Q2-04

Q3-04

Quarter of Inception

U/W Ratio - Price Monitor [Actual]

U/W Ratio - Price Monitor [Smoothed]

Under-
writing
Ratio

SEC Segment & Subs. Distribution
1st 9 Months 2004 Premiums = $1,439 mm

Property

Per Risk

23%

Casualty

Indivi.

Risk

14%

Prop.

Indivi.

Risk

6%

Casualty

Treaty

28%

Aero &

Other

Specialty

13%

Property

Cat

16%

Risk Exposures

Major Lines & Distribution
1 st 9 Months 2004 Premiums = $1,439 mm

Property

Per Risk

Treaty

23%

Prof.

Lines

3%

Aerosp.

9%

Prop.

Indi. Risk

6%

D&O/

E&O

6%

Personal

Auto

3%

Other

Casualty

12%

Property

Cat

16%

Casualty

/ WC Cat

7%

XGL

4%

HPL

7%

Other

4%

Aon

35%

Benfield

9%

Other

19%

Marsh

28%

Willis

9%

Bermuda

47%

U.K.

11%

U.S.

42%

Risk Review – Portfolio Expected Risk Curve

Underwriting Income - Amounts in Millions of USD

In-Force Portfolio as of October 1, 2004

Endurance – Underwriting Income Profile

Prob-
ability

Expected
Result

U/W Ratio
80.9%

$330 M
Profit

U/W
Ratio
94.5%

1-in-10
Year
$97 M
Profit

U/W
Ratio
105.5%

1-in-25
Year
$96 M
Loss

U/W
Ratio
114.4%

1-in-50
Year
$254 M
Loss

U/W
Ratio
120.7%

1-in-100
Year
$366 M
Loss

U/W
Ratio
132.2%

1-in-250
Year
$573 M
Loss

U/W
Ratio
142.4%

1-in-500
Year
$757 M
Loss

-1,000

-800

-600

-400

-200

0

200

400

600

Financial Review

Balance Sheet

Summary Financial Performance

2004 Analyst
Estimates (a)

(a) 2004 Analyst Estimates include mean estimates derived from the earnings models of the ten analysts covering
ENH.  Endurance does not confirm or deny the accuracy of such estimates.

($ in thousands)

Income Statement

Year Ended
December 31, 2002

Year Ended
December 31, 2003

Gross Written Premiums

$798,760

$1,601,997

$1,720,900

Net Earned Premiums

369,489

1,173,947

1,635,200

Operating income

93,024

247,938

315,000

Combined Ratio

86.2

%

84.7

%

Operating ROAE

7.8

%

17.3

%

18.1%

Total Investments and Cash

$1,663,249

$2,674,232

Reserve for Losses & Loss Exp.

200,840

833,158

Reserve for Unearned Prem.

403,305

824,685

Total Shareholders’ Equity

1,217,500

1,644,815

Debt / Total Capitalization

13.6

%

5.9

%

Optimizing Operating Leverage

Operating Leverage (a)

Investment Leverage (b)

(a)

Operating leverage is calculated by dividing net premiums earned by average equity.

(b)

Investment leverage is calculated by dividing average invested assets by average equity.

1.07x

1.48x

1.91x

2002

2003

3Q 2004

0.31x

0.82x

0.93x

2002

2003

9 months ended 9/30/04,

annualized

Investment Income Growth

Cash and Invested Assets ($, billions)

Investment Income ($, millions)

$1.7

$2.7

$3.6

2002

2003

9/30/2004

$42.9

$71.0

$112.8

2002

2003

9 months ended 9/30/2004,

annualized

Return on Beginning Equity

8.8%

21.6%

20.7%

2002

2003

9 months ended

9/30/2004, annualized

1.9:1.0 Investment Leverage
at 3.80% yield

Achieving Our Targets

Mid to High Teens Returns

0.9:1.0 Operating Leverage

Operating Assumptions

Unlevered Return On Capital

ROE Component Build-Up

16% +

9.0%

7.2%

---

90.0%  Combined Ratio

Capital Management Strategy

Increasing capital utilization

Strong organic growth

5 renewal rights/team transactions

Understanding capital utilization

Catastrophe exposure

Actuarial

Rating agency

Reducing Cost of Capital

$850 million multi-year debt facility

$250 million 30-year debt transaction

Significant increase in float (secondary, Aon block trade)

Returning excess capital

$197 million in stock repurchased as of 9/30/04

2 million share repurchase authorization

$58 million in dividends paid as of 9/30/04

The best measure of shareholder value creation is growth in book value per share

The price book multiple cannot be controlled

P/B versus ROE regression is biased towards stock buybacks

Stock buybacks above book value depress book value per share growth due to premium offset by reducing shares outstanding

Investors have no more than a two to three year time horizon

Breakeven point for P/B multiple for a buyback is two to three times expected ROE

Above that point, better to pay a special dividend

Analysis favors dividends when stock trades above 1.3x to 1.4x book

Dividends Versus Stock Buyback Philosophy

Conclusion

Conclusion

Exceeded all strategic and financial objectives

Built strong, technical, underwriting based culture that is focused on profit, not revenue

Created robust controls, systems, and infrastructure

Value enhancement through capital management and enhancing
acquisitions

Goal is to generate 15%+ growth in book value throughout the cycle

Demonstrated ability to create significant shareholder value with significant future upside